SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

Deutsche World Dividend Fund

Effective November 1, 2015, the following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund's summary prospectus.

Fabian Degen, CFA, Vice President. Portfolio Manager of the fund. Began managing the fund in 2010.

Walter R. Holman, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2015.

Sebastian P. Werner, PhD, Vice President. Portfolio Manager of the fund, effective on or about December 1, 2015.

Please Retain This Supplement for Future Reference

October 27, 2015
PROSTKR-547